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                                    EXHIBIT 5

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                                                 Contract #_____________________
                                                             (For H.O. Use Only)
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                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154

                      VARIABLE ANNUITY CONTRACT APPLICATION
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1.  CONTRACT OWNER INFORMATION     NOTE: Contract Owner must be same as Annuitant for all types of IRAs and 403(b) plans.
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
Name (First, MI, Last)                                        Tax I.D./Social Security #
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Address (No., Street)                                         Birth Date (Mo/Day/Yr)
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Address (City, State, Zip)                                    Sex:  [_]  Male     [_] Female      Telephone Number
                                                                                                  (          )
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2.  JOINT CONTRACT OWNER INFORMATION                          NOTE:    . Joint ownership only allowed between spouses.
                                                                       . Unless otherwise specified, both signatures will be
                                                                         required for all Contract Owner transactions.
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Name (First, MI, Last)                                        Social Security #
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Address (No., Street)                                         Birth Date (Mo/Day/Yr)
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Address (City, State, Zip)                                    Sex:  [_]  Male     [_]  Female  Telephone Number
                                                                                               (          )
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3.  ANNUITANT INFORMATION                                    NOTE:     . Add Annuitant information only if different from Contract
                                                                         Owner.
                                                                       . For additional instructions use Item 11.
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Name (First, MI, Last)                                        Tax I.D./Social Security  #
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Address (No., Street)                                         Birth Date (Mo/Day/Yr)
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Address (City, State, Zip)                                    Sex:  [_]  Male     [_] Female   Telephone Number
                                                                                               (          )
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4.  BENEFICIARY INFORMATION                                   NOTE:   . In the event of the death of a Joint Contract Owner, the surviving spouse shall become the Primary Beneficiary.
                                                                      . For additional instructions use Item 11.
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Primary Beneficiary: Name (First, MI, Last)                   Relationship to Contract        Tax I.D./Social Security  #
                                                              Owner
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Address (No., Street)                                         Birth Date (Mo/Day/Yr)          Telephone Number
                                                                                              (          )
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Address (City, State, Zip)
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Contingent Beneficiary:  Name (First, MI, Last)               Relationship to Contract Owner  Tax I.D./Social Security #
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Address (No., Street)                                         Birth Date (Mo/Day/Yr)          Telephone Number
                                                                                              (          )
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Address (City, State, Zip)
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5.  PLAN INFORMATION
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Non-Qualified Plan:   [_]   Individual Plan

Qualified Plan:       [_]   Regular IRA - Tax year(s) _____._____
                      [_]   IRA Rollover/Transfer
                      [_]   SEP-IRA
                      [_]   Roth IRA
                      [_]   457 Deferred Compensation Plan
                      [_]   TSA Plan (check one):   Regular___Transfer___

                      [_]   Corporate, Plan Type Plan _____________________________________________________

                      [_]   Other _________________________________________________________________________

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6.  INITIAL PURCHASE PAYMENT  $_____________

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7.  HEALTH INFORMATION
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
Do you have any reason to believe that the Death Benefit will become payable to the Beneficiary in the first
 Contract Year?                                                                                                  Yes [_] No [_]
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8.  ANNUITY ACTIVITY
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 .   Have you purchased another Connecticut Mutual Life or C.M. Life Annuity in the past 12 months?     Yes  [_]   No  [_]

 .   Will the annuity applied for replace or change any existing individual or group life insurance or annuity?   Yes  [_]   No  [_]

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                                         NOTE:   .  The Annuity Date must be the first day of a calendar month.
9.  ANNUITY DATE __________________              .  The Annuity Date cannot be later than the earlier of the Annuitant's 100th
                     (Mo/Day/Yr)                    birthday or the maximum date permitted under state law.
                                                 .  If no election is made, the Annuity Date will be the earlier of the Annuitant's
                                                    100th birthday or the maximum date permitted under state law.
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10.  ANNUITY OPTIONS   NOTE:  If no election is made 30 days before the Annuity Date, payments will be made under Option B with a 10 Year Period Certain.
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[_]  Option A - Life Income
[_]  Option B - Life Income with Period Certain:    [_]  5 Yr.    [_]  10 Yr.    [_]  20 Yr.
[_]  Option C - Joint and Last Survivor
[_]  Option D - Joint and 2/3 Survivor
[_]  Option E - Period Certain:  # of Years ______

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11.  MISCELLANEOUS INSTRUCTIONS/COMMENTS
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12.  CONTRACT OWNER AND ANNUITANT SIGNATURES
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I hereby represent that the above information is correct and true to the best of my knowledge and belief and agree that this application shall be a part of the Contract issued by the Company. Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT BEING APPLIED FOR WHEN BASED ON INVESTMENT EXPERIENCE
OF A VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus for the
Contract.

Signed at: ___________________________     ___________     On: _____/_____/_____
                       City                    State              (Mo/Day/Yr)

Contract Owner Signature____________________________________________________________________________________________________________


Joint Contract Owner Signature _____________________________________________________________________________________________________


Annuitant Signature (If other than a Contract Owner)________________________________________________________________________________


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13.  NASD REGISTERED REPRESENTATIVE/AGENT/BROKER INFORMATION
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Will the annuity applied for replace or change any existing individual or group life insurance or annuity?  If yes, I have complied
with all state replacement requirements.     [_]  Yes     [_]  No

Is this replacement meant to be a tax-free exchange under Section 1035?   [_]  Yes     [_]  No

I certify that I am NASD registered and state licensed for variable annuity contracts where this application is written and delivered.

Signature of NASD Registered Representative/Agent/Broker________________________________Phone Number ( ) __________________________

Print Name and License #/ Code_____________________________________________________________________________________________________

Name and Address of Firm __________________________________________________________________________________________________________

City _____________________________________________ State ___________________________________ Zip___________________________________

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Make check(s) payable to C.M. Life and mail this signed Application and the check to:   C.M. Life Insurance Company
                                                                                        Annuity Service Center, H565
                                                                                        P. O. Box 9067
                                                                                        Springfield, MA 01102-9067
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